Greenwich Street
                       ---------------------------------
                                   CALIFORNIA
                              MUNICIPAL FUND INC.

                                                           Semi-Annual Report
                                                           February 28, 2001

Greenwich
Street California
Municipal
Fund Inc.

[PHOTO OMITTED]                         [PHOTO OMITTED]

HEATH B. MCLENDON                       JOSEPH P. DEANE

Chairman                                Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the period ended February 28, 2001. In this report, we summarize what we believe to be the prevailing economic and market conditions and outline our investment strategy. We also encourage you to consider participating in the Fund's Dividend Reinvestment Plan, a convenient, simple and efficient way to reinvest your dividends and capital gains in additional shares of the Fund. For more information about the plan, please refer to page 6. We hope you find this report to be useful and informative. During the period, the Fund distributed income dividends totaling $0.30 per share. The table below shows the annualized distribution rate and the six-month total return based on the Fund's February 28, 2001 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.(1)

                 Price              Annualized               Six-Month
               Per Share        Distribution Rate(2)      Total Return(2)
             ------------       --------------------      ---------------
             $14.06 (NAV)               4.27%                  4.99%
             $12.44 (AMEX)              4.82                   7.41

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market price as determined by supply and demand of the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for 12-months. This rate is as of March 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1

The Fund had a total return of 4.99% based on NAV for the six months ended February 28, 2001. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group returned 5.37% based on NAV for the same period. Past performance is not indicative of future results.

Special Shareholder Notice

On July 17, 2000, the Fund commenced a share repurchase plan. The Board of Directors believes that the share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program through February 28, 2001, the Fund has repurchased 20,800 (and retired) shares with an average buyback price of $12.026. As of February 28, 2001, the share repurchase program has increased the Fund's shares' NAV by approximately 0.01%.

Market Review

During the period, the bond market performed relatively well considering that the stock market experienced high volatility. We have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). In the near term, we expect the Fed to continue to ease short-term interest rates. Specifically, we think the bond market has the potential to perform well between now and the middle of the year. (Of course, no guarantees can be given that our expectations will be met.)

The Fed reduced short-term interest rates twice thus far in 2001 in an effort to boost economic activity, lowering interest rates on January 3 and January 31, 2001 by 50 basis points(4) each time. While the lowering of interest rates by the Fed did not come as a big surprise in light of recent market conditions, the magnitude of the interest rate cuts was somewhat unanticipated. The last time the Fed reduced the federal funds rate ("fed funds rate")(5) target by a full 50 basis points in a single stroke was July 1992, the first year of economic recovery after the 1990 to 1991 recession.

----------
(3) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period as of February 28, 2001, calculated among 19 funds in the closed-end California Municipal Bond Fund category with reinvestment of dividends and capital gains excluding sales charges.
(4)   A basis point is 0.01% or one one-hundredth of a percent.
(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


--------------------------------------------------------------------------------
2                                        2001 Semi-Annual Report to Shareholders

In our view, a 100 basis point reduction in interest rates is not massive when compared to past interest rate shifts. But we think it's worth noting that this was the largest interest rate adjustment in one calendar month since Fed Chairman Alan Greenspan took the helm of the central bank in 1987. Prior to this past month, the largest amount that Greenspan had adjusted rates within a single month was 75 basis points. So it is clear to us the speed of this interest rate cut has been unprecedented in the otherwise incrementalist Fed under the direction of Greenspan. In our view, the door is still open for further interest rate cuts to spur U.S. economic growth. In fact, we expect further interest rate cuts at the next Federal Open Market Committee ("FOMC")(6) meeting in March 2001.(7)

Greenspan has warned that U.S economic growth has slowed substantially and downside risks may predominate in the coming months. But Greenspan was also quick to point out signs that the U.S. economy may emerge quickly from the slowdown. Greenspan recently released new Fed projections that U.S. annual Gross Domestic Product ("GDP")(8) growth would slow to about 2.0% to 2.5% this year, forecasting a substantial slowdown for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

We think the U.S economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. Following the recent Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We think the reason may be that bond investors had been anticipating a Fed interest rate action sooner or later and bond prices had been rallying for several weeks. When the Fed actually reduced the fed funds rate target, investors may have been ready for profit taking.

California Economic Highlights(9)

California's favorable credit rating is based on its moderate debt burden, strong labor force and its fundamental strengths, which are supported by a favorable economy and financial operations. California continues to set record sales, profits, exports and new venture capital financing in many industries. In addition, the Golden State is also a leader in the telecommunications, multimedia and biotechnology industries.

----------
(6) The FOMC is a policy-making body of the Federal Reserve System, the U.S. Central Bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(7) On March 20, 2001, after this letter was written, the Fed cut interest rates by one-half percentage point.
(8) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments, and net exports of goods and services.
(9)   Sources: Fitch IBCA, Inc., Duff & Phelps Securities LLC.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

During the period, California has been facing an energy crisis with demand outpacing supply as well as higher costs of power. California's tax-exempt marketplace has been influenced by the financial difficulties of the state's major electric power producers. Because these utility companies have been unable to pass along higher energy costs to their customers, they have defaulted on some of their debt obligations.

Although the electric power situation may prove to have a negative economic impact on the state, recent statistics have shown that going forward California will continue to remain strong, with employment gains still around 3% and tax collections through January remaining strong. We believe that California should remain a competitive economic force for many years to come.

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with the preservation of capital.(10) The Fund invests primarily in investment-grade(11) municipal debt securities issued by, or on behalf of, the state of California, its agencies, instrumentalities or political subdivisions or multistate agencies or authorities.

The Fund's investment strategy going forward will be three-fold:

      o We see value at the long end of the yield curve(12) and are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

      o     We are focusing on investing in high-grade issues; and

      o We are investing in discount paper because this is where we believe we can obtain the best value.

Market Outlook

We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential elections, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years. In the near term, we think the bond market may be influenced by

----------
(10) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").
(11) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
(12) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


--------------------------------------------------------------------------------
4                                        2001 Semi-Annual Report to Shareholders
two factors: further Fed actions and President Bush's tax package, the latter of which should be making its way through Congress by April or May 2001.

While debates on "hard" versus "soft landings" may continue, the consensus is that the U.S. economy has slowed considerably and may continue to do so until the Fed's monetary easing takes hold.

The general rule for many investment professionals is approximately a 12-month lag from the time the Fed eases until we see substantial economic improvement. In our opinion, with the possibility of a Fed bias towards easing and lower interest rates for the next several months. In short, we are bullish on municipal bonds in the coming months.

Sincerely,


/s/ Heath B. McLendon                  /s/ Joseph P. Deane

Heath B. McLendon                      Joseph P. Deane
Chairman                               Vice President

March 16, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 and 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2001 and is subject to change.


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Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------

Take  Advantage  of the  Fund's  Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 20.


--------------------------------------------------------------------------------
6                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            February 28, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING(a)                         SECURITY                                    VALUE
===================================================================================================
Education -- 8.5%
                        California Educational Facility Authority:
$  2,100,000    A2*       Loyola Marymount University, 5.750% due 10/1/24               $ 2,165,625
   2,000,000    A3*       Southwestern University, 6.700% due 11/1/24                     2,162,500
---------------------------------------------------------------------------------------------------
                                                                                          4,328,125
---------------------------------------------------------------------------------------------------
Hospital -- 24.2%
                        California Health Facility Financing Authority:
   2,000,000    A2*       Cedars-Sinai Medical Center, Series A,
                            6.125% due 12/1/30                                            2,112,500
   1,930,000    NR        Daniel Freeman Hospital, (Pre-Refunded--
                            Escrowed with U.S. government securities to
                            5/1/05 Call @ 102), 6.500% due 5/1/20 (b)                     2,183,313
   2,000,000    A         Kaiser Permanente Hospital, 5.550% due 8/15/25                  1,980,000
   2,000,000    AA-     California Statewide Community Development Authority,
                          COP, St. Joseph's Hospital, (Pre-Refunded--
                          Escrowed with state & local government securities
                          to 7/1/04 Call @ 102), 6.625% due 7/1/21                        2,240,000
   2,000,000    AA-     Fresno Health Facility Revenue, Holy Cross Health
                          System, 5.625% due 12/1/15                                      2,045,000
   1,560,000    A       Torrance Hospital Revenue, Little Co. of Mary
                          Hospital, (Escrowed to maturity with U.S.
                          government securities), 6.875% due 7/1/15 (b)                   1,655,550
---------------------------------------------------------------------------------------------------
                                                                                         12,216,363
---------------------------------------------------------------------------------------------------
Housing -- 11.3%
   1,400,000    AA-     California HFA Home Mortgage, Series E, FHA-Insured,
                          6.375% due 8/1/27 (c)                                           1,464,750
   2,000,000    AA      Santa Rosa Mortgage Revenue, Village Square
                          Apartments, FHA-Insured, 6.875% due 9/1/27                      2,122,500
   2,000,000    BBB-    Virgin Islands Public Financial Authority Revenue,
                          Series A, 6.500% due 10/1/24                                    2,102,500
---------------------------------------------------------------------------------------------------
                                                                                          5,689,750
---------------------------------------------------------------------------------------------------
Miscellaneous -- 7.6%
   2,000,000    AAA     Los Angeles Convention and Exhibition Center Authority
                          Lease Revenue, Series A, MBIA-Insured,
                          5.375% due 8/15/18                                              2,035,000
   1,675,000    AAA     Orange County 1996 Recovery, COP, Series A,
                          MBIA-Insured, 6.000% due 7/1/26                                 1,794,344
---------------------------------------------------------------------------------------------------
                                                                                          3,829,344
---------------------------------------------------------------------------------------------------
Tax Allocation -- 10.4%
   2,100,000    Baa2*   Hawthorne Community Redevelopment Agency, Tax
                          Allocation, (Partially Pre-Refunded-- Escrowed with
                          U.S. government securities to 9/1/04 Call @ 102),
                          6.700% due 9/1/20 (b)                                           2,223,375
   1,000,000    AAA     Rancho Cucamonga Redevelopment Agency, Tax
                          Allocation, MBIA-Insured, 5.250% due 9/1/26                     1,008,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                February 28, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING(a)                         SECURITY                                    VALUE
===================================================================================================
Tax Allocation -- 10.4% (continued)
 $ 2,000,000    AAA     San Jose Redevelopment Agency, Tax Allocation,
                          MBIA-Insured, 5.250% due 8/1/16                               $ 2,050,000
---------------------------------------------------------------------------------------------------
                                                                                          5,282,125
---------------------------------------------------------------------------------------------------
Transportation -- 19.2%
   2,000,000    AAA     Foothill Eastern Transportation, California Toll Revenue,
                          (Pre-Refunded-- Escrowed with U.S. government
                          securities to 1/1/07 Call @ 100), Series A,
                          6.000% due 1/1/34                                               2,235,000
   2,000,000    AAA     Los Angeles County Metropolitan Transportation Authority,
                          Sales Tax Allocation, Series A, MBIA-Insured,
                          5.625% due 7/1/18                                               2,070,000
  20,000,000    AAA     San Joaquin Hills Transportation Corridor Agency,
                          Sr. Lien Toll, (Escrowed to maturity with state &
                          local government securities), zero coupon due 1/1/26            5,400,000
---------------------------------------------------------------------------------------------------
                                                                                          9,705,000
---------------------------------------------------------------------------------------------------
Water & Sewer -- 18.8%
   1,240,000    AAA     Anaheim Public Finance Authority, Water Utility, (Lenain
                          Filtration Project), FGIC-Insured, 5.250% due 10/1/19           1,252,400
   2,000,000    AA      California State Department of Water Revenue, Series L,
                          5.500% due 12/1/23                                              2,050,000
   2,140,000    AAA     East Bay Municipal Wastewater System, FGIC-Insured,
                          5.000% due 6/1/26                                               2,094,525
   1,875,000    BBB     Kings County Waste Management Authority, Solid Waste
                          Revenue, 7.200% due 10/1/14 (c)                                 2,034,374
   1,000,000    AAA     Redding Joint Powers Financing Authority, Wastewater
                          Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18             1,027,500
   1,000,000    AAA     South Placer Wastewater Authority, Wastewater Revenue,
                          Series A, FGIC-Insured, 5.250% due 11/1/23                      1,015,000
---------------------------------------------------------------------------------------------------
                                                                                          9,473,799
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $42,996,186**)                                         $50,524,506
===================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 10 and 11 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Summary of Investments by Combined Ratings (unaudited)
--------------------------------------------------------------------------------

                                     Standard &                  Percentage of
  Moody's        and/or                Poor's                  Total Investments
================================================================================
    Aaa                                 AAA                          43.5%
    Aa                                  AA                            19.6
     A                                   A                            20.0
    Baa                                 BBB                           12.6
    NR                                  NR                             4.3
                                                                     100.0%


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
10                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  -- AMBAC Indemnity Corporation
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
GO     -- General Obligation
HFA    -- Housing Finance Agency
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                February 28, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $42,996,186)                    $ 50,524,506
    Cash                                                                  7,275
    Receivable from manager                                              32,852
    Interest receivable                                                 695,716
--------------------------------------------------------------------------------
    Total Assets                                                     51,260,349
--------------------------------------------------------------------------------
LIABILITIES:
    Dividends payable                                                    38,753
    Management fee payable                                               26,085
    Accrued expenses                                                     63,270
--------------------------------------------------------------------------------
    Total Liabilities                                                   128,108
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 51,132,241
================================================================================
NET ASSETS:
    Par value of capital shares                                    $      3,638
    Capital paid in excess of par value                              43,580,804
    Undistributed net investment income                                 122,938
    Accumulated net realized loss from security transactions           (103,459)
    Net unrealized appreciation of investments                        7,528,320
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $14.06 a share on 3,637,534 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)          $ 51,132,241
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended February 28, 2001

INVESTMENT INCOME:
    Interest                                                        $ 1,421,368
--------------------------------------------------------------------------------
EXPENSES:
    Management fee (Note 3)                                             225,580
    Audit and legal                                                      24,338
    Shareholder and system servicing fees                                20,928
    Shareholder communications                                           11,513
    Pricing service fees                                                  3,057
    Custody                                                               1,250
    Other                                                                12,865
--------------------------------------------------------------------------------
    Total Expenses                                                      299,531
    Less: Management fee waiver (Note 3)                                (41,001)
--------------------------------------------------------------------------------
    Net Expenses                                                        258,530
--------------------------------------------------------------------------------
Net Investment Income                                                 1,162,838
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
    Realized Gain From Security Transactions
    (excluding short-term securities):
        Proceeds from sales                                           1,433,055
        Cost of securities sold                                       1,306,093
--------------------------------------------------------------------------------
    Net Realized Gain                                                   126,962
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                           6,554,742
        End of period                                                 7,528,320
--------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                             973,578
--------------------------------------------------------------------------------
Net Gain on Investments                                               1,100,540
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 2,263,378
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended February 28, 2001 (unaudited) and the Year Ended August 31, 2000

                                                         2001            2000
================================================================================
OPERATIONS:
    Net investment income                           $  1,162,838   $  2,236,344
    Net realized gain (loss)                             126,962       (230,421)
    Increase in net unrealized appreciation              973,578      1,013,209
--------------------------------------------------------------------------------
    Increase in Net Assets From Operations             2,263,378      3,019,132
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
    Net investment income                             (1,094,965)    (2,162,709)
    Net realized gains                                        --         (6,567)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                   (1,094,965)    (2,169,276)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
    Treasury stock acquired                             (232,943)       (17,623)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                           (232,943)       (17,623)
--------------------------------------------------------------------------------
Increase in Net Assets                                   935,470        832,233
NET ASSETS:
    Beginning of period                               50,196,771     49,364,538
--------------------------------------------------------------------------------
    End of period*                                  $ 51,132,241   $ 50,196,771
================================================================================
* Includes undistributed net investment income of:  $    122,938   $     55,065
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the six months ended February 28, 2001, SSBC waived $41,001 of its management fee.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

During the six months ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $  979,070
--------------------------------------------------------------------------------
Sales                                                                  1,433,055
================================================================================

At February 28, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $7,528,320
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $7,528,320
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
16                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At February 28, 2001, the Fund held no futures contracts.

7. Capital Shares

At February 28, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On July 17, 2000, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 20,800 shares with a total cost of $250,566. For the six months ended February 28, 2001, the Fund repurchased (and retired) 19,300 shares with a total cost of $232,943.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                 2001(1)         2000         1999         1998         1997        1996
===========================================================================================================
Net Asset Value,
  Beginning of Period           $ 13.73       $  13.49     $  14.37     $  13.66     $  13.13     $  12.92
-----------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income(2)         0.32           0.61         0.59         0.60         0.62         0.63
  Net realized and
  unrealized gain (loss)           0.30           0.22        (0.84)        0.80         0.87         0.30
-----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.62           0.83        (0.25)        1.40         1.49         0.93
-----------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                0.01           0.00*          --           --           --           --
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.30)         (0.59)       (0.61)       (0.59)       (0.63)       (0.70)
  Net realized gains                 --          (0.00)*      (0.02)       (0.10)       (0.33)       (0.02)
-----------------------------------------------------------------------------------------------------------
Total Distributions               (0.30)         (0.59)       (0.63)       (0.69)       (0.96)       (0.72)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $ 14.06       $  13.73     $  13.49     $  14.37     $  13.66     $  13.13
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                  7.41%++        4.28%       (3.07)%       7.56%       13.39%       11.92%
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)               4.99%++        7.21%       (1.43)%      10.98%       12.19%        7.96%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $    51       $     50     $     49     $     53     $     50     $     48
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                      1.03%+         1.25%        1.24%        1.20%        1.21%        1.15%
  Net investment income            4.64+          4.63         4.16         4.25         4.64         4.75
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate               2%             8%           0%           7%          28%          42%
-----------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                 $ 12.44       $ 11.875     $ 12.000     $ 13.000     $ 12.750     $ 12.125
===========================================================================================================

(1)   For the six months ended February 28, 2001 (unaudited).
(2) The Manager waived a portion of its management fee for the six months ended February 28, 2001. If such fees were not waived, the per share decrease on net investment income and the actual annualized expense ratio would have been $0.01 and 1.19%, respectively.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
18                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                            AMEX
 Record       Payable      Closing       Net Asset     Dividends    Reinvestment
  Date         Date        Price+          Value+        Paid           Price
================================================================================
 9/22/98      9/25/98     $13.875         $14.46        $0.0540        $13.85
10/27/98     10/30/98      13.688          14.44         0.0540         13.87
11/23/98     11/27/98      13.625          14.40         0.0540         13.83
12/21/98     12/24/98      13.438          14.39         0.0540         13.48
12/29/98*    12/31/98      13.250          14.34         0.0232         13.16
 1/26/99      1/29/99      12.750          14.42         0.0490         12.94
 2/23/99      2/26/99      12.938          14.38         0.0490         13.02
 3/23/99      3/26/99      12.875          14.35         0.0490         12.78
 4/27/99      4/30/99      12.438          14.33         0.0490         12.64
 5/25/99      5/28/99      12.188          14.13         0.0490         12.27
 6/22/99      6/25/99      12.063          13.89         0.0490         12.05
 7/27/99      7/30/99      11.875          13.84         0.0490         12.00
 8/24/99      8/27/99      12.000          13.45         0.0490         12.09
 9/21/99      9/24/99      12.000          13.42         0.0490         12.17
10/26/99     10/29/99      11.875          12.96         0.0490         11.79
11/22/99     11/26/99      11.500          13.24         0.0490         11.19
12/27/99     12/30/99      10.750          12.97         0.0490         10.76
 1/25/00      1/28/00      10.688          12.79         0.0490         10.79
 2/22/00      2/25/00      10.938          12.98         0.0490         10.94
 3/28/00      3/31/00      11.125          13.27         0.0490         11.24
 4/25/00      4/28/00      11.125          13.22         0.0500         11.18
 5/23/00      5/26/00      11.188          12.89         0.0500         11.30
 6/27/00      6/30/00      11.563          13.33         0.0500         11.73
 7/25/00      7/28/00      11.688          13.48         0.0500         11.86
 8/22/00      8/25/00      11.813          13.68         0.0500         11.89
 9/26/00      9/29/00      11.750          13.62         0.0500         11.71
10/24/00     10/27/00      11.500          13.65         0.0500         11.60
11/20/00     11/24/00      11.688          13.65         0.0500         11.71
12/26/00     12/29/00      11.750          13.97         0.0500         11.96
 1/23/01      1/26/01      12.438          14.09         0.0500         12.43
 2/20/01      2/23/01      12.410          14.06         0.0500         12.58
================================================================================

+     As of record date.
*     Capital gain distribution.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date


--------------------------------------------------------------------------------
20                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               21

   Greenwich Street
----------------------
      CALIFORNIA
 MUNICIPAL FUND INC.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL
FUND INC.
7 World Trade Center
New York, New York 10048

FD01057 4/01